UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 12, 2007
(Date of earliest event reported: September 20, 2007)

CYBER DEFENSE SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

FLORIDA	333-46224	45-0508387
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10901 Roosevelt Blvd., Suite 100-D, St. Petersburg, Florida 33716
(Address of principal executive offices, including zip code)

(727) 577-0873
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Securities.

In September 2007, we issued an aggregate of 11,000,000 shares of common stock to Ayuda Funding Corp. upon the conversion of $132,000 of a $375,000 convertible note dated August 24, 2007. The shares are restricted shares under Rule 144.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
N/A

Exhibit
Number Description

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CYBER DEFENSE SYSTEMS, INC.

Date: October 12, 2007	By:	/s/ Billy Robinson
Billy Robinson
Chief Executive Officer
: